SANFORD C. BERNSTEIN FUND, INC.

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

(the “Portfolios”)

Supplement dated October 21, 2013 to the prospectus of the Portfolios dated January 31, 2013 (the “Prospectus”).

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The following sentence is added as the second paragraph of the “Investing in the Portfolios” section of the Prospectus.

Each Portfolio’s NAV is disclosed daily on the Portfolio’s website or through the investor’s online account information at www.bernstein.com and/or by contacting your financial advisor.

This Supplement should be read in conjunction with the Prospectus for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

SUP-0119-1013